SECURITIES EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  November 7,2002
                 ---------------

                            PETROMINERALS CORPORATION
                            -------------------------
                           (Exact Name of Registrant)

                                STATE OF DELAWARE
                                -----------------
                            (State of Incorporation)

         1-6336                                       NO.  95-2573652
         ------                                       ---------------
(Commission File Number)                     ( I. R. S. Employer Identification)

970 CALLE NEGOCIO,SAN CLEMENTE, CA                92673
----------------------------------                -----
(Address of Principal Executive Offices)       (Zip Code)

TELEPHONE: (949) 366-3888
-------------------------
(Registrant's Telephone  Number, Including Area Code)

27241 BURBANK FOOTHILL RANCH                    92610-2500
-------------------------------                 ----------
(Former Address, if Changed Since Last Report)


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ITEM  1.   CHANGES  IN  CONTROL  OF  REGISTRANT
-----------------------------------------------

      N/A

ITEM  2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS
---------------------------------------------------

On September 20, 2001, the Company acquired a 49% interest in certain real property located in Signal Hill, California. This land was being held for resale and subject to the seller's clean-up of the surface to Company's satisfaction from oil storage tanks and other debris. Because clean-up has not been completed by Seller and because Seller claims that the value of Company stock issued as a consideration for the purchase has declined in value, the Company and Seller have agreed to rescind the transaction and restore the consideration paid by Company. In addition Seller has agreed that should the property sell for more than the $500,000, during a two-year period following the rescission, any overage shall be paid to Company. The carrying amount on the books of the Company is $250,000 and the estimated market value of the land at December 31, 2002, is $212,000.

ITEM  3.   BANKRUPTCY OR RECEIVERSHIP
-------------------------------------

     N/A

ITEM  4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
--------------------------------------------------------

     N/A

ITEM  5.   OTHER EVENTS
-----------------------

Petrominerals Announces Jury Verdict in Litigation [SEE PRESS RELEASE DATED OCTOBER 28, 2002 ATTACHED]. Although judgment has been stayed pending Company's motions to set aside verdict and judgment for Company not withstanding verdict, the Board of Directors is actively considering all of its options including reorganization under Chapter 11 and has deferred the date for the Annual Shareholder Meeting until the Company's status is more certain.

Petrominerals Announces Change of Address from:
                                  27241 Burbank
                      Foothill Ranch, California 92610-2500
                   Telephone (949) 588-2645 Fax (949) 588-2647
                                       to
                            Petrominerals Corporation
                                970 Calle Negocio
                             San Clemente, CA 92673
                  Telephone: (949)366-3888  Fax: (949) 366-3803


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ITEM  6.   RESIGNATION OF REGISTRANT'S DIRECTORS
------------------------------------------------

     N/A

ITEM  7.   FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

          (a)  N/A

               N/A

          (b)  Exhibits

               Press  release  Dated  October  28,  2002

ITEM  8.   CHANGE IN FISCAL YEAR
--------------------------------

               N/A

ITEM  9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
--------------------------------------------------------------

               N/A



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.




                                           PETROMINERALS CORPORATION

                                           By       Everett L. Hodges
                                             ------------------------
                                                  Everett L. Hodges
                                                  President


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                            PETROMINERALS CORPORATION
                                970 Calle Negocio
                             San Clemente, CA 92673
                  Telephone: (949)366-3888  Fax: (949) 366-3803

                              For Immediate Release

Petrominerals Announces Jury Verdict in Litigation and Change of Address San Clemente, CA, October 22, 2002- Petrominerals Corporation (OTC BB: PTRO)

In prior filings the Company announced that an action was filed against the Company and a former employee, Daniel H. Silverman, in California, along with several other defendants by Sole Energy Company ("Sole"). The complaint alleges that the defendants, and each of them, interfered with Sole's contractual relationship, prospective economic advantage and fraud. The crux of this matter issued out of letter of intent negotiations between Sole and Nevadacor on the purchase of HBOC. Nevadacor terminated these negotiations with Sole in writing prior to Company's offer to purchase HBOC from Nevadacor. However, and notwithstanding the termination by Nevadacor, Sole joined Petrominerals Corporation as a Defendant. A motion for summary judgment in favor of Company was granted; then reversed and appealed. An amended complaint naming additional plaintiffs was set for trial over Company's objection and a jury verdict was entered after a lengthy trial against Company for a total of $19,257,416.29.

Trial  Counsel  for Company expressed Company's position in the following words:

  "We  believe  that  this  outcome  is  outrageous.  We  plan  the  following:
     1. We will object to the entry of any judgment until such time as the pending appeal is resolved. [In response to the company's objection, the trial judge recently ruled that he will not sign the proposed judgment until after he has had an opportunity to rule on post-trial motions.]
     2. We will move for new trial and/or remittitur [reduction] of the amount of the judgments.
     3.   We  will  move  for  JNOV[Judgment  (for  Defendant)  Notwithstanding
          Verdict]
     4.   We  will appeal on a number of grounds, including, but not limited to:
          a. the plaintiffs lack standing having never been parties to the letter of intent and/or assigning away any such rights
          b. there is insufficient evidence of the existence of an agreement/prospective economic advantage
          C. there is no evidence of any wrongful acts by either of the defendants [meaning Petrominerals Corporation and Petrominerals employee, Daniel H. Silverman]
          d. the lost profits damages are based on speculation (as admitted by their expert)
  We are disappointed, but not swayed regarding the merits of the case. "

The Board of Directors is actively considering all of its options including reorganization under Chapter 11 and has deferred the date for the Annual Shareholder Meeting until the Company's status is more certain.

The Board also determined that the office of Company should be moved to San Clemente, California, to the address set forth hereinabove.

Contact: Petrominerals Corporation, Everett L. Hodges, President Phone: (949) 366-3888 Fax: (949) 366-3803


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
This  press  release includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release, including without limitation, business strategies, estimated reserves and production volumes, plans and objectives of management of the Company for future operations, and capital expenditures are forward-looking statements. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurances that such assumptions will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") and projections include volatility in oil and gas prices, operating risks, the risks associated with reserve replacement, competition from other companies and other factors set forth in the Company's Annual Report on Form 10-K filed with the SEC and incorporated herein. All subsequent written and oral forward-looking statements and projections attributable to the Company or to persons acting on its behalf are expressly qualified by the Cautionary Statements.


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